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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 12, 2003




                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


          Delaware                       0-27170                 61-1289391
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)



      344 17th Street, Ashland, Kentucky                          41101
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   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code: (606) 326-2801



                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5. Other Events and Required FD Disclsoure.

     On September 12, 2003, Classic Bancshares, Inc. (the "Company") amended its Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 1.7 million to 2.7 million. This amendment was approved by a majority of the shareholders of the Company. The Company's 2003 Proxy Statement setting forth the details of the amendment was distributed to shareholders on July 22, 2003.


Item 7. Financial Statements and Exhibits

     (a)  Exhibits

          3(i) Certificate of Incorporation, as amended and currently in effect.



















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CLASSIC BANCSHARES, INC.



Date: September 15, 2003                 By: /s/ Lisah M. Frazier
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                                             Lisah M. Frazier, Chief Operations
                                             Officer and Chief Financial Officer